Oppenheimer International Small Company Fund

REPORT HIGHLIGHTS
Fund Objective Oppenheimer International Small Company Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks of “small-cap” companies outside the United States.
CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Managers
8	Financial Statements
24	Officers and Trustees

Cumulative Total Returns*
	For the Six-Month Period Ended 2/28/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–36.13%	–39.80%

Class B	–36.35	–39.35

Class C	–36.35	–36.95

Average Annual Total Returns*
	For the 1-Year Period Ended 2/28/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–46.26%	–49.35%

Class B	–46.61	–49.12

Class C	–46.59	–47.09

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Dear Shareholder,
The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.
      In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.
     Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow–triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.
     The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification–the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.
Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”
     Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.
     In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the e conomies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.
     In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles-fundamental parts of The Right Way to Invest–should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
March 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information tha t applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

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AN INTERVIEW WITH YOUR FUND’S MANAGERS

How did Oppenheimer International Small Company Fund perform during the six months that ended February 28, 2001?
A. In a highly volatile and challenging market environment, the Fund’s performance fell short of expectations for the reporting period. In order to address the increasingly complex markets and varied economic conditions in the many regions in which the Fund invests, we have taken significant steps to modify the Fund’s investment approach and restructure its management team.[1] We remain committed to pursuing the potential return and diversification benefits of investing in foreign small companies and believe these changes will reap rewards over the long term.

Why did the Fund disappoint during the period?
The Fund’s performance can be attributed to both economic and market factors, as well as to stock selection. Perhaps the most compelling factor was the extreme slowdown in the U.S. economy. This slowing was characterized by sharp declines in the technology, telecommunications and media industries during the latter half of the period. As earnings weakness in these areas dragged down the Nasdaq Composite Index–a measure of performance closely associated with “new economy” and small company stocks–the uncertainty spread overseas. The threat of recession, rising energy prices, corporate profit warnings and waning consumer confidence further exacerbated an already tenuous situation.
1. As of 12/22/00, the Fund is managed by a portfolio management team composed of investment professionals selected from OppenheimerFunds’ global team in its equity portfolio department.

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AN INTERVIEW WITH YOUR FUND’S MANAGERS

At the same time, economic conditions in Europe, our largest regional weighting, appeared to be solidifying. Driven by ongoing tax reform, the removal of trade barriers, a new emphasis on shareholder value and lower inflation, Europe seemed poised for growth amid sluggishness in the U.S. economy. Even so, up until late 2000 many investors continued to perceive the United States as offering higher growth potential because of its relatively more robust economy.
     As a result, substantial assets left Europe for overseas, severely weakening the euro, the common currency of the European Monetary Union (EMU). European stocks, particularly those of small companies, suffered. The exceptions were among larger European companies that received revenue streams from outside the euro zone. Because the euro’s weakness against the U.S. dollar made their goods less expensive for American and other non- European consumers, these businesses were able to capitalize on this event. However, this was not the case for small companies because they typically lack the global reach to export.

What difficulties did the Fund encounter in its stock selection?
Since many small companies have a limited history–or in some cases no history–to draw from, it is generally difficult to assess which companies present compelling opportunities for growth prospects.
In addition, foreign small companies trade in a relatively small market. This often results in a lack of liquidity (the ease with which a stock can be bought or sold) for securities in which we would like to invest. During the reporting period, we were limited in the availability of promising opportunities for this very reason. As a reminder, while foreign investing offers special opportunities, it also has special risks, such as the effect of currency rate fluctuations and foreign taxes.

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Average Annual Total Returns with Sales Charge	What changes were made to the Fund?
We have taken this opportunity to make a series of proactive improvements in the Fund’s management and investment approach. First, we have formed a new management team that includes our most senior global investment professionals. These are seasoned managers from around the world with decades of collective expertise in analyzing international companies.
     In response to market conditions, we adjusted our parameters for “small-cap” stocks, which are the focus of the Fund’s investment strategy, from $1.8 billion to $2.5 billion. This will enable us to select from a wider, more highly capitalized group of companies. Finally, we have shifted away from a quantitative investment strategy and to ward a more fundamental, “bottom-up” approach. This proven formula seeks out sound, attractively valued companies that may benefit from long-term global growth trends, such as mass affluence, new technology, restructuring and aging.

What is your outlook for international small companies?
A slowed economy in the United States, combined with a recent rebound in the euro, bodes well for European small companies. In fact, given the continued slowdown in our own economy, Europe may provide a compelling alternative to U.S. equities. We are less optimistic about Japan and other parts of Asia, considering their ongoing financial difficulties. However, we are beginning to see some encouraging signs in Japan, where selected opportunities are currently available at attractive valuations.
		Overall, our outlook is positive as we see signs that investors are beginning to look abroad for new and potentially lucrative opportunities. Long-term prospects for international small companies remain compelling, and as investors seek new vehicles for
For the Periods Ended 3/31/01[2]
Class A 1-Year	Since Inception

–52.89%	2.66%
Class B 1-Year	Since Inception

–52.72%	3.02%
Class C 1-Year	Since Inception

–50.83%	3.70%

2. See page 7 for further details.

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AN INTERVIEW WITH YOUR FUND’S MANAGERS

diversification, we could see a rebound in this market. In fact, potential strong long-term returns and portfolio diversification are just two of the many reasons why Oppenheimer International Small Company Fund is an important part of The Right Way to Invest.

	Top Ten Country Holdings[3]
Regional Allocation[3]
	Great Britain	23.4%

	France	17.1

	The Netherlands	12.2

	India	9.7

	Canada	5.6

	Japan	4.9

	Korea, Republic of (South)	4.3

	Mexico	3.9

	Germany	3.1

	United States	2.9
	Top Ten Common Stock Holdings[4]

	Housing Development Finance Corp. Ltd.	6.9%

	Nicox SA	6.2

	Koninklijke Boskalis Westminster NV	5.2

	Infogrames Entertainment SA	4.5

	Oxford GlycoSciences plc	4.0

	Halma plc	3.7

	Societe BIC SA	3.6

	PowderJect Pharmaceuticals plc	3.5

	SkyePharma plc	3.0

	ASM International NV	2.7

3. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on total market value of investments.
	4. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on net assets.

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NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show t he effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 11/17/97. Class A returns include the maximum initial sales charge of 5.75%.

Class B shares were first publicly offered on 11/17/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to a 0.75% annual asset-based sales charge.

Class C shares were first publicly offered on 11/17/97. Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

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STATEMENT OF INVESTMENTS February 28, 2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks–96.5%

Basic Materials–1.6%

Gold & Precious Minerals–1.6% Franco-Nevada Mining Corp. Ltd.	87,700	$ 963,623

Capital Goods–20.2%

Electrical Equipment–3.7% Halma plc	1,211,300	2,236,234

Industrial Services–9.3% Eurotunnel SA1	993,600	977,675

Hyundai Heavy Industries Co. Ltd.[1]	66,725	1,431,228

Koninklijke Boskalis Westminster NV	106,200	3,134,935 5,543,838

Manufacturing–7.2% GSI Lumonics,Inc.[1]	128,600	1,181,512

Morgan Crucible Co. plc	228,200	1,021,000

Societe BIC SA	50,000	2,124,276 4,326,788

Communication Services–2.0%

Telephone Utilities–2.0% Telecomunicacoes do Rio de Janeiro SA, Preference[1]	40,000,000	1,180,328

Consumer Cyclicals–15.4%

Autos & Housing–12.5% Cofinimmo	11,800	1,047,149

Corporacion GEO, SA de CV, Cl. B1	1,200,000	1,162,287

Housing Development Finance Corp. Ltd.	325,000	4,143,567

Rodamco Continental Europe NV	26,000	1,099,842 7,452,845

Consumer Services–2.1% Cell Network AB	91,120	151,913

Johnson Service Group plc	255,200	1,128,150 1,280,063

Media–0.7% MacMillan India MC	21,500	311,451

Navneet Publications India[1]	23,355	90,300 401,751

Retail: Specialty–0.1% Shinsegae Department Store Co.	1,475	82,330

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		Market Value
	Shares	See Note 1

Consumer Staples–8.4%

Broadcasting–1.7% LG Home Shopping,Inc.	27,583	$1,044,727

Entertainment–6.7% Infogrames Entertainment SA1	177,200	2,688,726

TelePizza SA1	518,800	1,335,848 4,024,574

Energy–4.3%

Energy Services–2.3% IHC Caland NV	26,100	1,382,490

Oil: Domestic–2.0% Electrofuel, Inc.[1]	258,200	1,180,690

Financial–7.9%

Banks–2.0% Grupo Financiero Banorte SA de CV1	750,000	1,174,652

Diversified Financial–4.3% Edinburgh Fund Managers Group	135,400	1,371,894

ICICI Ltd., Sponsored ADR	92,900	1,222,564 2,594,458

Insurance–1.6% Aksigorta AS	89,000,000	949,948

Healthcare–26.5%

Healthcare/Drugs–13.6% Genset, Sponsored ADR[1]	114,300	700,087

Nicox SA1	52,821	3,691,639

Oxford GlycoSciences plc[1]	118,700	2,384,830

Pliva d.d., GDR[2]	110,700	1,328,400 8,104,956

Healthcare/Supplies & Services–12.9% Ortivus AB, B Shares[1]	308,200	939,921

PowderJect Pharmaceuticals plc[1]	304,300	2,112,167

Rhoen-Klinikum AG	21,300	1,292,774

SkyePharma plc[1]	1,200,000	1,774,029

SSL International plc	216,700	1,586,173
		7,705,064

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STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Technology–9.8%

Computer Services–1.6% Ushio, Inc.	76,000	$ 979,684

Computer Software–1.3% Comptel Oyj plc	17,300	130,295

F-Secure Oyj[1]	400,000	625,328 755,623

Communications Equipment–1.5% Toyo Communications Equipment Co. Ltd.	150,000	878,554

Electronics–5.4% ASM International NV1	120,000	1,620,000

Hamamatsu Photonics K.K.	16,000	1,031,246

Lambda Physik AG1	10,000	560,956 3,212,202

Utilities–0.4%

Electric Utilities–0.4% Independent Energy Holdings plc[1,3]	74,500	268,628

Total Common Stocks (Cost $63,321,541)		57,724,050
	Principal Amount

Repurchase Agreements–2.9%

Repurchase agreement with Banc One Capital Markets, Inc., 5.34%, dated 2/28/01, to be repurchased at $1,707,253 on 3/1/01, collateralized by U.S. Treasury Bonds, 6.125%–6.625%, 2/15/27–8/15/29, with a value of $93,095, U.S. Treasury Nts., 5.25%–7.875%, 5/31/01–2/15/07, with a value of $260,856 and U.S. Treasury Bills, 4/19/01, with a value of $1,387,759 (Cost $1,707,000)	$1,707,000	1,707,000

Total Investments, at Value (Cost $65,028,541)	99.4%	59,431,050

Other Assets Net of Liabilities	0.6	388,022
Net Assets	100.0%	$59,819,072

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Footnotes to Statements of Investments

1. Non-income-producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,328,400 or 2.22% of the Fund’s net assets as of February 28, 2001.
3. Identifies issues considered to be illiquid or restricted–See Note 6 of Notes to Financial Statements.
Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:
Geographical Diversification	Market Value	Percent

Great Britain	$ 13,883,106	23.4%
France	10,182,403	17.1
The Netherlands	7,237,266	12.2
India	5,767,881	9.7
Canada	3,325,825	5.6
Japan	2,889,484	4.9
Korea, Republic of (South)	2,558,285	4.3
Mexico	2,336,940	3.9
Germany	1,853,730	3.1
United States	1,707,000	2.9
Spain	1,335,848	2.2
Croatia	1,328,400	2.2
Brazil	1,180,328	2.0
Sweden	1,091,834	1.8
Belgium	1,047,149	1.8
Turkey	949,948	1.6
Finland	755,623	1.3

Total	$59,431,050	100.0%

See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES Unaudited
February 28, 2001

Assets
Investments, at value (cost $65,028,541)–see accompanying statement	$ 59,431,050

Receivables and other assets:
Investments sold	1,261,102
Shares of beneficial interest sold	624,550
Interest and dividends	103,699
Other	14,858

Total assets	61,435,259

Liabilities
Bank overdraft	1,147,924

Payables and other liabilities:
Shares of beneficial interest redeemed	348,388
Accrued foreign capital gains taxes	29,909
Distribution and service plan fees	25,798
Trustees’ compensation	20,032
Transfer and shareholder servicing agent fees	1,298
Other	42,838

Total liabilities	1,616,187

Net Assets	$59,819,072

Composition of Net Assets
Paid-in capital	$104,478,206

Overdistributed net investment income	(159,733)

Accumulated net realized loss on investments and foreign currency transactions	(38,898,795)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,600,606)

Net Assets	$59,819,072

Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $34,938,984 and 3,846,083 shares of beneficial interest outstanding)	$9.08
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.63

Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,708,287 and 2,081,188 shares of beneficial interest outstanding)	$8.99

Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,171,801 and 687,459 shares of beneficial interest outstanding)	$8.98
See accompanying Notes to Financial Statements.

12 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended February 28, 2001

Investment Income
Dividends (net of foreign withholding taxes of $29,482)	$ 359,663

Interest	147,912

Total income	507,575

Expenses
Management fees	303,216

Distribution and service plan fees:
Class A	50,144
Class B	116,308
Class C	41,137

Transfer and shareholder servicing agent fees	72,207

Custodian fees and expenses	30,613

Other	14,132

Total expenses	627,757
Less expenses paid indirectly	(1,992)
Net expenses	625,765

Net Investment Loss	(118,190)

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(33,388,201)
Foreign currency transactions	(5,315,326)

Net realized loss	(38,703,527)

Net change in unrealized appreciation on:
Investments	947,465
Translation of assets and liabilities denominated in foreign currencies	2,485,039

Net change	3,432,504

Net realized and unrealized loss	(35,271,023)

Net Decrease in Net Assets Resulting from Operations	$(35,389,213)

See accompanying Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS ;
	Six Months Ended February 28, 2001 (Unaudited)	Year Ended August 31, 2000

Operations
Net investment loss	$ (118,190)	$ (840,886)

Net realized gain (loss)	(38,703,527)	10,153,780

Net change in unrealized appreciation (depreciation)	3,432,504	(11,801,394)

Net decrease in net assets resulting from operations	(35,389,213)	(2,488,500)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(420,259)	(382,508)
Class B	(6,670)	(95,047)
Class C	—	(36,304)

Distributions from net realized gain:
Class A	(2,345,537)	(6,325,013)
Class B	(1,246,881)	(2,747,741)
Class C	(430,676)	(876,679)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,275,063)	41,011,174
Class B	(681,491)	24,098,579
Class C	(1,474,020)	10,387,914

Net Assets
Total increase (decrease)	(44,269,810)	62,545,875

Beginning of period	104,088,882	41,543,007

End of period [including undistributed (overdistributed) net investment income of $(159,733) and $385,386, respectively]	$59,819,072	$104,088,882

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2001 (Unaudited)	2000	1999	Year Ended August 31, 1998[1]

Per Share Operating Data
Net asset value, beginning of period	$15.23	$ 17.42	$ 11.52	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	—	(.10)	.06	.03
Net realized and unrealized gain (loss)	(5.42)	1.12	6.72	1.49

Total income (loss) from investment operations	(5.42)	1.02	6.78	1.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.18)	(.04)	—
Distributions from net realized gain	(.62)	(3.03)	(.84)	—

Total dividends and/or distributions to shareholders	(.73)	(3.21)	(.88)	—

Net asset value, end of period	$ 9.08	$15.23	$17.42	$11.52

Total Return, at Net Asset Value[2]	(36.13)%	5.68%	63.10%	15.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,939	$60,336	$26,965	$9,605

Average net assets (in thousands)	$44,638	$52,095	$14,208	$6,482

Ratios to average net assets:[3]
Net investment income (loss)	—	(0.67)%	0.73%	0.44%
Expenses	1.34%	1.74%	2.05%	1.77%[4]

Portfolio turnover rate	113%	199%	280%	239%
1. For the period from November 17, 1997 (inception of offering) to August 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS Continued
Class B	Six Months Ended February 28, 2001 (Unaudited)	2000	1999	Year Ended August 31, 1998[1]

Per Share Operating Data
Net asset value, beginning of period	$14.99	$ 17.22	$ 11.45	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.19)	.02	(.01)
Net realized and unrealized gain (loss)	(5.33)	1.09	6.59	1.46

Total income (loss) from investment operations	(5.38)	.90	6.61	1.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.10)	—	—
Distributions from net realized gain	(.62)	(3.03)	(.84)	—

Total dividends and/or distributions to shareholders	(.62)	(3.13)	(.84)	—

Net asset value, end of period	$ 8.99	$14.99	$17.22	$11.45

Total Return, at Net Asset Value[2]	(36.35)%	4.98%	61.77%	14.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,708	$31,807	$11,764	$2,631

Average net assets (in thousands)	$23,429	$25,377	$ 5,367	$1,187

Ratios to average net assets:[3]
Net investment income (loss)	(0.74)%	(1.44)%	0.09%	(0.38)%
Expenses	2.11%	2.51%	2.84%	2.67%[4]

Portfolio turnover rate	113%	199%	280%	239%
1. For the period from November 17, 1997 (inception of offering) to August 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

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Class C	Six Months Ended February 28, 2001 (Unaudited)	2000	1999	Year Ended August 31, 1998[1]

Per Share Operating Data
Net asset value, beginning of period	$14.97	$ 17.22	$ 11.45	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(.04)	(.16)	.04	(.04)
Net realized and unrealized gain (loss)	(5.33)	1.07	6.57	1.49

Total income (loss) from investment operations	(5.37)	.91	6.61	1.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.13)	—	—
Distributions from net realized gain	(.62)	(3.03)	(.84)	—

Total dividends and/or distributions to shareholders	(.62)	(3.16)	(.84)	—

Net asset value, end of period	$ 8.98	$14.97	$17.22	$11.45

Total Return, at Net Asset Value[2]	(36.35)%	4.98%	61.77%	14.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,172	$11,946	$2,815	$609

Average net assets (in thousands)	$8,280	$ 9,003	$1,256	$454

Ratios to average net assets:[3]
Net investment income (loss)	(0.74)%	(1.38)%	0.09%	(0.66)%
Expenses	2.11%	2.51%	2.84%	2.58%[4]

Portfolio turnover rate	113%	199%	280%	239%
1. For the period from November 17, 1997 (inception of offering) to August 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

17 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer International Small Company Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at am ortized cost (which approximates market value).

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale

18 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2001, a credit of $12,653 was made for the Fund’s projected benefit obligations and payments of $511 were made to retired trustees, resulting in an accumulated liability of $19,554 as of February 28, 2001.
The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

19 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:
Six Months Ended February 28, 2001			Year Ended August 31, 2000
	Shares	Amount	Shares	Amount

Class A Sold	6,872,100	$ 69,368,484	4,935,306	$ 83,041,032
Dividends and/or distributions reinvested	247,860	2,525,693	408,411	6,293,616
Redeemed	(7,234,724)	(74,169,240)	(2,931,162)	(48,323,474)

Net increase (decrease)	(114,764)	$(2,275,063)	2,412,555	$41,011,174

Class B Sold	689,555	$ 7,523,925	2,309,773	$ 38,332,497
Dividends and/or distributions reinvested	118,330	1,195,127	180,676	2,753,506
Redeemed	(849,101)	(9,400,543)	(1,051,156)	(16,987,424)

Net increase (decrease)	(41,216)	$(681,491)	1,439,293	$24,098,579

Class C Sold	1,272,121	$ 13,916,270	1,527,990	$ 25,298,837
Dividends and/or distributions reinvested	39,244	395,974	56,909	866,168
Redeemed	(1,422,091)	(15,786,264)	(950,210)	(15,777,091)

Net increase (decrease)	(110,726)	$(1,474,020)	634,689	$10,387,914

20 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2001, were $82,102,973 and $91,805,413, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of average annual net assets in excess of $2 billion. The Fund’s management fee for the six months ended February 28, 2001, was an annualized rate of 0.80%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]

February 28, 2001	$104,930	$34,536	$20,158	$87,831	$8,885

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

February 28, 2001	$4,956	$30,412	$3,825

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

21 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 28, 2001, payments under the Class A plan totaled $50,144 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $4,562 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any f iscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended February 28, 2001, were as follows:
	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$116,308	$100,640	$661,157	3.53%
Class C Plan	41,137	19,953	70,697	1.15

22 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realiz ed gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

6. Illiquid Securities
As of February 28, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of February 28, 2001, was $268,628, which represents 0.45% of the Fund’s net assets.

7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The Fund had no borrowings outstanding during the six months ended or at February 28, 2001.

8. Subsequent Event Effective March 1, 2001, Class N shares will be offered.

23 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	KPMG llp

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer International Small Company Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by Opp enheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved. 24 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

INFORMATION AND SERVICES

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